POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Randall C. Barnes
Randall C. Barnes Trustee, Guggenheim Funds Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Donald A. Chubb, Jr.
Donald A. Chubb, Jr. Trustee, Guggenheim Funds Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Jerry B. Farley
Jerry B. Farley Trustee, Guggenheim Funds Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Roman Friedrich III
Roman Friedrich III Trustee, Guggenheim Funds Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Ronald A. Nyberg
Ronald A. Nyberg Trustee, Guggenheim Funds Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Guggenheim Mid Cap Value Institutional Fund with and into Guggenheim Mid Cap Value Fund, each a series of Guggenheim Funds Trust, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Ronald E. Toupin, Jr.
Ronald E. Toupin, Jr. Trustee and Chairman, Guggenheim Funds Trust